                                                                 Exhibit 10.4(a)

                               PURCHASE AGREEMENT

     This purchase agreement (the "Agreement") is made and entered into as of the 27th day of August, 1997 by and between Scott A. Beck and Saad J. Nadhir (each a "Seller" and collectively, the "Sellers"), and Boston Chicken, Inc., a Delaware corporation (the "Purchaser" or "BCI").

                                    Recitals

     Progressive Food Concepts, Inc., a Delaware corporation formerly known as HFMI Acquisition Corporation ("PFCI") was organized in January 1997. On January 31, 1997, each of the Sellers entered into a separate subscription agreement with PFCI pursuant to which each of the Sellers subscribed for 6,500 shares of common stock of PFCI (the "Subscription Agreements").

     Each of the Sellers desires to sell to the Purchaser, and the Purchaser desires to purchase from each of the Sellers, on the terms and conditions hereinafter set forth, certain shares of common stock of PFCI. In addition, each of the Sellers desires to sell and assign to the Purchaser, and the Purchaser desires to purchase from each of the Sellers and assume, on the terms and conditions hereinafter set forth, the remaining subscription rights and obligations of the Sellers under the Subscription Agreements. Finally, in consideration of the Purchaser's agreement to acquire from the Sellers shares of common stock of PFCI and subscription rights and the Purchaser's other agreements and representations made herein, each of the Sellers has agreed to grant to the Purchaser an option to acquire the remaining shares of common stock of PFCI not owned by such Seller.

                                   Covenants

     In consideration of the mutual representations, warranties and covenants and subject to the conditions herein contained, the parties hereto agree as follows:

     1.0  Purchase and Sale of Shares

          1.1 Each of the Sellers severally agrees to sell, transfer, assign and deliver to the Purchaser at the Closing (as defined herein), and the Purchaser agrees to purchase and accept from each of the Sellers, on the terms and subject to the conditions set forth in this Agreement, 4,000 shares of common stock of PFCI, for a total of 8,000 shares (the "Shares"), free and clear of all liens, claims, charges, security interests, restrictions on transfer (other than restrictions under federal and state securities laws), options, warrants, voting trusts and any other encumbrances of any kind whatsoever ("Encumbrances").

          1.2 As consideration for the Shares (the "Purchase Price"), the Purchaser agrees, on the terms and subject to the conditions set forth in this Agreement, to pay to or for the account of each Seller (i) $1,000,000 in cash, and (ii) a promissory note of BCI in the principal amount of $3,181,480 dated as of the Closing Date, in the form attached as Exhibit A hereto (each a "note" and collectively, the "Notes").

     2.0  Purchase and Sale of Subscription Rights

          2.1 Each of the Sellers severally agrees to sell, transfer, assign and deliver to the Purchaser at the Closing (as defined herein), and the Purchaser agrees to purchase and accept from each of the Sellers, on the terms and subject to the conditions set forth in this Agreement, such Seller's right to purchase shares of common stock of PFCI and all of such Seller's other rights under the Subscription Agreement entered into by such Seller (the "Subscription Rights"), free and clear of all Encumbrances.

          2.2 As consideration for the Subscription Rights to be purchased from each Seller, the Purchaser agrees, on the terms and conditions set forth in this Agreement, to assume at the Closing all of the obligations of such Seller under the Subscription Agreement entered into by such Seller.

          3.0 Option of BCI to Purchase Additional Shares and Option of the Sellers to sell Additional Shares

          3.1 Each of the Sellers hereby grants to BCI an option to purchase the 333.3335 shares of common stock of PFCI owned by him that are not being sold to BCI pursuant to Section 1.1 hereof (the "Option Shares") for a per share purchase price equal to the sum of (i) $1,000, plus (ii) an amount that is equivalent to simple interest, computed at a per annum rate of 8%, on the sum of $1,000 for the period from January 31, 1997 through the date of the closing of the option exercise (the "Option Purchase Price").

          3.2 Each of the Sellers shall have an option to sell the Option Shares to BCI for the Option Purchase Price.

          3.3 In the event that there shall occur at any time prior to the closing of any option exercise hereunder any stock split, stock dividend, reverse stock split, recapitalization, combination, exchange of shares, or other similar event affecting the common stock of PFCI, then there shall be substituted for the shares subject to the option the cash, securities or other property to which the holder of such shares shall be entitled by reason thereof and the per share purchase price shall be appropriately adjusted so that the aggregate purchase price payable upon exercise of the option shall be unchanged.

          3.4 The purchase price payable upon exercise of any option hereunder shall be payable by the delivery of cash, or promissory notes in the form of Exhibit A hereto, or any combination thereof, as determined by BCI in its sole discretion.

          3.5 The option granted by each Seller to BCI shall be exercisable by BCI, in whole or in part from time to time, at any time from and after the date hereof and on or before the Expiration Date (as hereinafter defined) by the delivery by BCI to such Seller of written notice of exercise, which notice shall specify the consideration that shall be payable upon exercise (as determined under Section 3.4) and the date of the closing of the option exercise, which shall be at least five business days after the date of the notice. The option of each Seller to sell the Option Shares shall be exercisable by such Seller, in whole or in part from time to time, at any time from and after the date hereof and on or before the Expiration Date (as hereinafter defined) by the delivery by the Seller to BCI of written notice of exercise, which notice shall specify the date of the closing of the option exercise, which shall be at least five business days after the date of the notice, except that no Seller may exercise any option hereunder to the extent BCI's purchase of the Option Shares would result in a violation by BCI of any of its covenants made in agreements governing indebtedness or lease financing (a "Covenant Violation"). The closing of any option exercise shall occur on the date so specified in the applicable notice (or such other date as the parties may agree) or on such later date after the termination or expiration of any required waiting period under the HSR Act (as hereinafter defined). At the closing, the Seller shall deliver certificates evidencing the shares to be purchased by BCI, together with stock powers duly executed in blank, and BCI shall deliver the cash, and/or notes payable by BCI upon exercise. As used herein, the term "Expiration Date" shall mean the first anniversary of the date hereof, except that if any exercise of an option would result in a Covenant Violation, then BCI shall give a notice to each of the Sellers promptly after the time when the exercise of an option would no longer result in a Covenant Violation and the Expiration Date shall be the 60th day after the giving of such notice.

          3.6 In the event BCI determines that any filing is required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") in connection with any exercise of any option hereunder, the Seller agrees to prepare and file with the Federal Trade Commission and the United States Department of Justice within 10 business days from the date of notice from BCI any notification required to be filed under the HSR Act or any rules or regulations promulgated thereunder. BCI shall pay any filing fees required under the HSR Act in connection with such filing. Any such filing shall be true and accurate in all material respects and responsive to the requirements of the HSR Act and any such rules and regulations. Each of the Sellers and BCI shall make available to the other parties such information as may be required for the preparation of any such notification or related reports.

          3.7 To secure each Seller's obligation to deliver shares of common stock of PFCI upon exercise by BCI of any option hereunder, each Seller is, concurrently with the execution and delivery of this Agreement, delivering to BCI certificates evidencing 333.3335 shares of common stock of PFCI owned by such Seller, together with stock powers duly executed in blank by such Seller, and such Seller agrees that BCI shall be entitled to retain possession thereof for so long as BCI's option to purchase such shares remains exercisable. Each Seller further irrevocably appoints BCI as its agent to deliver such certificates and stock powers upon any exercise of the option.

     4.0  Closing

          4.1 The closing of the purchase and sale of the Shares and the Subscription Rights shall take place at the offices of BCI in Golden, Colorado at 10:00 A.M., local time, on August 26, 1997, or at such other place or on such other date as may be mutually agreed by the Sellers and Purchaser. Throughout this Agreement, such event is referred to as the "Closing" and such date and time are referred to as the "Closing Date."

          4.2  At the Closing:

               4.2.1  The Sellers shall deliver to the Purchaser:

                    4.2.1.1 a copy of the amended and restated certificate of incorporation of PFCI (the "Certificate of Incorporation"), certified as of a date not more than ten business days prior to the Closing Date by the Secretary of State of Delaware, and a copy of the bylaws of PFCI (the "Bylaws"), certified as of the Closing Date by the Secretary or Assistant Secretary of PFCI;

                    4.2.1.2 a certificate of good standing of PFCI, certified as of a date not more than ten business days prior to the Closing Date by the Secretary of State of Delaware;

                    4.2.1.3 certificates evidencing the Shares, accompanied by stock powers duly executed in blank;

                    4.2.1.4 one or more instruments of assignment satisfactory to BCI, assigning the Subscription Rights to BCI;

                    4.2.1.5 the certificates evidencing shares of common stock of PFCI, and the related stock powers, referred to in Section 3.5 hereof; and

                    4.2.1.6 a resolution of the Board of Directors of PFCI authorizing PFCI to execute and deliver the consent specified in
               Section 8.1.2 hereof, certified as of the Closing Date by the Secretary or Assistant Secretary of PFCI.

               4.2.2  The Purchaser shall deliver to the Sellers:

                    4.2.2.1 the cash portion of the Purchase Price, by wire transfer of immediately available funds to accounts designated by the respective Sellers;

                    4.2.2.2  the Notes;

                    4.2.2.3 one or more instruments of assumption satisfactory to the Sellers, assuming the obligations of the Sellers under the Subscription Agreements; and

                    4.2.2.4 a resolution of the Board of Directors of BCI authorizing BCI to enter into this Agreement and to consummate the transactions contemplated hereby.

     5.0  Representations and Warranties of the Sellers

     In order to induce the Purchaser to enter into this Agreement and to purchase the Shares, each of the Sellers severally represents and warrants to the Purchaser as follows:

          5.1 This Agreement has been duly executed and delivered by such Seller. This Agreement is a valid and legally binding obligation of such Seller, enforceable in accordance with its terms.

          5.2 The authorized capital stock of PFCI consists of 100,000 shares of common stock, $.01 par value, 9,379.042 shares of which are issued and outstanding and an additional 4,333.333 shares of which will be issued to the Sellers in the aggregate upon payment by or on behalf of the Sellers of the aggregate amount of $4,333,333 remaining due under the Subscription Agreements (the "Balance"), and 50,000 shares of preferred stock, $.01 par value, none of which are issued and outstanding. Except for (i) the rights set forth in the Subscription Agreements, (ii) the rights set forth in the Secured Loan Agreement (and the notes related thereto) between PFCI and BCI (the "Secured Loan Agreement") and (iii) the rights set forth in the Acquisition Agreement dated January 31, 1997 between Harry's Farmers Market, Inc. and PFCI, to the knowledge of the Sellers, there are no outstanding warrants, options or rights of any kind to acquire from PFCI or such Seller any stock or securities of any kind, and there are no pre-emptive rights with respect to the issuance or sale of shares of PFCI. To the knowledge of the Sellers, PFCI has no obligation to acquire any of its issued and outstanding stock or any other security issued by it from any holder thereof. All of the Shares owned by such Seller will be fully paid and nonassessable and delivery of the Shares and Subscription Rights by such Seller will vest title to all of such Shares and Subscription Rights in the Purchaser, free and clear of all Encumbrances (other than restrictions under federal and state securities laws and Encumbrances created by the Purchaser). All of the Option Shares owned by such Seller are fully paid and nonassessable and delivery of the Option Shares by such Seller will vest title to all of the Option Shares in the Purchaser, free and clear of all Encumbrances (other than restrictions under federal and state securities laws and Encumbrances created by the Purchaser).

          5.3 Neither the execution, delivery and performance of this Agreement by such Seller, nor the consummation by it of the transactions contemplated hereby, will, to the knowledge of such Seller, violate any applicable law or regulation, or any order, writ, injunction, or decree of the United States or any court, arbitrator, or governmental or regulatory official, body, subdivision, instrumentality, agency or authority, whether federal, state or local ("Governmental Body"), or will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, any agreement to which such Seller is a party or by which he is bound. To the knowledge of the Seller, no permit, consent, approval, or authorization of, or declaration to or filing with, any Governmental Body or any other person, except for the consent of PFCI described in Section 8.1.1, is necessary for the execution and delivery by such Seller of this Agreement or for the consummation by such Seller of the transactions contemplated hereby.

          5.4 Such Seller has no obligation to pay any fees or commissions to any investment banker, broker, finder or agent with respect to the transactions contemplated by this Agreement.

     6.0  Representations and Warranties of the Purchaser

          In order to induce each of the Sellers to enter into this Agreement and to sell the Shares, the Purchaser represents and warrants as follows:

          6.1 The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the power to execute, deliver and perform its obligations under the terms of this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.

          6.2 This Agreement has been duly executed and delivered by the Purchaser. This Agreement is a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms. Neither the execution and delivery of this by the Purchaser nor the consummation by it of the transactions contemplated hereby, will, to the knowledge of the Purchaser, violate any applicable law or regulation, or any order, writ, injunction, or decree of any Governmental Body, or will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, any agreement to which the Purchaser is a party or by which it is bound. To the knowledge of the Purchaser, no permit, consent, approval or authorization of, or declaration to or filing with, any Governmental Body or any other person is required in connection with the execution and delivery of this Agreement by the Purchaser and the consummation by it of the transactions contemplated hereby.

          6.3 The Purchaser has no obligation to pay any fees or commissions to any investment banker, broker, finder or agent with respect to the transactions contemplated by this Agreement.

          6.4 The Purchaser understands that the Shares have not been registered under the 1933 Act and, therefore, cannot be sold or transferred unless either they are subsequently registered under such Act (as well as under any applicable state securities laws) or an exemption from such registration is available. The Purchaser understands that any certificate or certificates representing the Shares shall bear a legend to such effect. The Shares are being acquired by the Purchaser not with a view to any distribution or resale thereof in any transaction which would be in violation of the 1933 Act and the rules promulgated thereunder, or any state securities statute.

          6.5 The Purchaser is an accredited investor within the meaning of Regulation D under the Securities Act of 1933.

     7.0  Indemnification

          7.1 Each of the Sellers severally agrees to indemnify, defend and hold harmless the Purchaser, its officers, employees and agents, (collectively, the "Purchaser Indemnified Persons"), from and against all losses, claims, damages, liabilities, expenses (including legal fees and expenses), judgments, fines, settlements and other amounts incurred or suffered by the Purchaser or the Purchaser Indemnified Persons and arising out of the inaccuracy of any of the representations and warranties made by such Seller in this Agreement or any breach by such Seller of this Agreement. The Purchaser agrees that neither it nor the Purchaser Indemnified Persons shall seek against the Seller, nor shall the Sellers be liable for, any consequential, punitive, special or exemplary damages for any breach of this Agreement or the agreements and transactions contemplated hereby.

          7.2 The Purchaser agrees to indemnify, defend and hold harmless each of the Sellers from and against all losses, claims, damages, liabilities, expenses (including legal fees and expenses), judgments, fines, settlements and other amounts incurred or suffered by the Sellers and arising out of the inaccuracy of any of the representations and warranties made by the Purchaser in this Agreement or any breach by the Purchaser of this Agreement. Each of the Sellers agrees that he shall not seek against the Purchaser or the Purchaser Indemnified Persons, nor shall the Purchaser or the Purchaser Indemnified Persons be liable for, any consequential, punitive, special or exemplary damages for any breach of this Agreement or the agreements and transactions contemplated hereby.

          7.3 Any person entitled to indemnification hereunder will give prompt written notice to the indemnifying person of any claim with respect to which it seeks indemnification and, unless in such indemnified person's reasonable judgment a conflict of interest between such indemnified and indemnifying persons may exist with respect to such claim, permit such indemnifying person to assume the defense of such claim with counsel reasonably satisfactory to the indemnified person. If such defense is assumed, the indemnifying person will not be subject to any liability for any settlement made by the indemnified person without its or his consent (but such consent will not be unreasonably withheld). An indemnifying person who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying person with respect to such claim, unless in the reasonable judgment of such counsel a conflict of interest may exist between such indemnified person and any other of such indemnified persons with respect to such claim.

     8.0  Conditions

          8.1 The obligations of the parties to consummate the purchase and sale of the Shares and the Subscription Rights shall be subject to the satisfaction or waiver of the following conditions:

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

               8.1.1  The respective deliveries of the parties contemplated by
               Section 4.2 shall have occurred at or prior to the Closing.

               8.1.2 PFCI shall have consented in writing to the sale of the Shares by each of the Sellers to the Purchaser (and the sale of any shares by such Seller to BCI pursuant to any exercise of the options granted herein) as required by Section 4 of the respective Stock Subscription Agreements dated January 31, 1997 between each Seller and PFCI.

     9.0  Miscellaneous

          9.1 The representations, warranties, covenants and indemnification agreements contained herein are continuing in nature and the representations and warranties of the parties shall survive until the first anniversary of the date hereof except the representations and warranties in the last two sentences of
Section 5.2, which shall survive until the third anniversary of the date hereof, regardless of any investigation made by or on behalf of any party to this Agreement.

          9.2 The parties hereto may amend, modify and supplement this Agreement in such manner as may be agreed upon by them in writing.

          9.3 Each party to this Agreement shall pay all of the expenses incurred by it in connection with this Agreement, including without limitation its legal and accounting fees and expenses, and the commissions, fees and expenses of any person employed or retained by it to bring about, or to represent it in, the transactions contemplated hereby.

          9.4 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          9.5 This instrument and the exhibits and schedules attached hereto contain the entire agreement of the parties hereto with respect to the purchase of the Shares, and supersede all prior understandings and agreements of the parties with respect to the subject matter hereof.

          9.6 The descriptive headings in this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          9.7 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

          9.8 All notices provided for in this Agreement shall be in writing, duly signed by the party giving such notice, and shall be sent by Federal Express or other reliable overnight courier, sent by fax or mailed by registered or certified mail, return receipt requested, as follows:

          If to one of the Sellers, addressed to such party at:


          Scott A. Beck
          c/o Boston Chicken, Inc.
          14103 Denver West Parkway
          Golden, CO  80401

          Saad J. Nadhir
          1973 Keats Court
          Highland Park, IL   60035

          with a copy to:

          Saad J. Nadhir
          c/o Boston Chicken, Inc.
          14103 Denver West Parkway
          Golden, CO   80401

          If to the Purchaser, addressed to:

          Boston Chicken, Inc.
          14103 Denver West Parkway
          Golden, CO  80401

          or at such other address as the recipient may specify from time to time in writing. Each notice shall be deemed to have been given upon the earlier of the receipt of such notice by the intended recipient thereof, two days after it is sent by Federal Express or other reliable overnight courier or sent by fax, or five days after it is mailed by registered or certified mail, return receipt requested.

          9.9 The Company agrees to use reasonable best efforts to assist each of the Sellers in connection with any proposal of such Seller to transfer any of the Notes (including any notes delivered pursuant to Section 3.4), including by providing appropriate certifications as to factual matters and similar actions, provided that the Company shall not be obligated to pay any money or incur any additional monetary obligation or liability hereunder.

          9.10 This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado applicable to contracts made and to be performed therein.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.


                                                   /s/ Scott A. Beck
                                              ------------------------------
                                                       Scott A. Beck

                                                   /s/ Saad J. Nadhir
                                              ------------------------------
                                                       Saad J. Nadhir

                                              Boston Chicken, Inc.

                                              By:   /s/ Paul A. Strasen
                                                    ------------------------
                                              Name:   Paul A. Strasen
                                                    ------------------------
                                              Its:   Vice President
                                                    ------------------------

          NEITHER THIS PROMISSORY NOTE NOR THE SHARES DESCRIBED IN THIS PROMISSORY NOTE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE AND THEY MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THIS PROMISSORY NOTE AND UNLESS EITHER (A) THEY ARE REGISTERED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR (B) BOSTON CHICKEN, INC. HAS RECEIVED EVIDENCE SATISFACTORY TO IT THAT SUCH PROPOSED DISPOSITION IS EXEMPT FROM SUCH REGISTRATION.

          THE UNDERSIGNED WAIVES THE RIGHT TO ASSERT AGAINST ANY ASSIGNEE OF THE HOLDER, OR ANY SUBSEQUENT ASSIGNEE, ANY DEFENSE, COUNTERCLAIM, OR SETOFF THAT THE UNDERSIGNED COULD ASSERT AGAINST THE HOLDER IN AN ACTION BROUGHT BY THE HOLDER UPON THIS NOTE OTHER THAN ANY DEFENSE, COUNTERCLAIM, OR SETOFF TO WHICH A HOLDER IN DUE COURSE WOULD BE SUBJECT UNDER THE COLORADO UNIFORM COMMERCIAL CODE.

                                PROMISSORY NOTE


$3,181,480.000                                              August 27, 1997
                                                            Golden, Colorado


          For value received, the undersigned hereby promises to pay to the order of Scott A. Beck (the "Holder"), on September 26, 1998, the principal amount of $3,181,480.00, together with interest thereon as provided herein.

          This Note shall bear interest at a rate of 9.5% per annum. Interest shall be payable quarterly on March 31, June 30, September 30 and December 31 of each year and at maturity. Interest shall be calculated for actual days elapsed on the basis of a 360-day year. If any payment of principal of, or interest on, or any other amount owed by the undersigned under this Note becomes due and payable on other than a Business Day (as defined below), the maturity thereof shall be extended to the next succeeding Business Day. The term "Business Day" means any day that is not a Saturday, Sunday or legal holiday in Golden, Colorado on which banks are not authorized or required to be closed.

          This Note shall be payable at the offices of Boston Chicken, Inc. (the "Company"), 14123 Denver West Parkway, Golden, Colorado, or such other place in the United States of America as the lawful holder hereof may from time to time in writing designate.

          The principal amount of this Note and any accrued interest due on the payment date or otherwise may be paid at the Company's option in (x) lawful money of the United States of

America in immediately available funds (the "Cash"), (y) shares (the "Shares") of common stock, $.01 par value per share, of the Company (the "Common Stock") valued at the average of the closing sales prices per share of the Common Stock quoted on the Nasdaq National Market, or, in the event the Common Stock is not quoted on the Nasdaq National Market, on such other securities exchange on which the Common Stock is then traded, as reported in the Wall Street Journal (Western Edition), for the five (5) trading days immediately prior to the second Business Day before the date of payment (the "Average Price"), freely transferable by such Holder for a period of at least 30 days from the date on which the Shares are delivered to or for the account of the Holder (the "Date of Payment"), if such Holder is not an Affiliate (as hereinafter defined) of the Company, or for a period of 365 days from the Date of Payment, if such Holder is an Affiliate of the Company, pursuant to an effective registration statement under the Act covering the resale by such Holder of the Shares (the "Registration Statement") and approved for listing on the Nasdaq National Market or such other securities exchange on which the Common Stock is then listed or traded or (z) a combination of Cash and Shares, determined with reference to the preceding clauses (x) and
(y).

          If during the 30-day period or 365-day period, as applicable, after the Date of Payment there occurs any development or event which requires an amendment to the Registration Statement or a supplement to the related prospectus (the "Resale Prospectus") (in each case as amended or supplemented) so that they will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading: (i) the Company shall immediately notify the Holder of the occurrence of such development or event; (ii) upon receipt of such notice, the Holder shall discontinue dispositions of the Shares until the Holder shall have received copies of the amended or supplemented Resale Prospectus contemplated above or been advised by the Company in writing that use of the Resale Prospectus may be resumed; (iii) as promptly as practicable, but not later than one hundred twenty (120) days after such notice, the Company shall take such action as is necessary to amend the Registration Statement or supplement the prospectus to permit sales of the Shares to be made thereunder and shall furnish such amended or supplemented Resale Prospectus in reasonable quantities (as thereafter deliverable to the purchasers of Shares) to the Holder so that such Resale Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; and (iv) the 30-day period or 365-day period, as applicable, shall be extended by the number of days during which the Holder is required to discontinue dispositions of the Shares, but such extension shall not increase the respective periods beyond a total of 30 days or 365 days, as the case may be.

          In the event (i) the Holder is not an Affiliate of the Company and the Holder sells all of the Shares delivered to the Holder in connection with any payment of principal and/or interest as provided in the fourth paragraph of this Note within the first ten (10) trading days on which the Nasdaq National Market is open for business immediately following the Date of Payment (the "Guarantee Period") for cash in one or more bona fide broker's or market maker transactions in accordance with Rule 145 under the 1933 Act, through or to Merrill Lynch, Pierce, Fenner and Smith Incorporated ("Merrill Lynch"), to one or more persons not affiliated with, related to, or associated with the Holder, in which the Holder has instructed Merrill Lynch to make a good faith effort to maximize the selling price; (ii) the average price per share received in such sales, net of broker's commissions, is less than the Average Price (such difference being referred to herein as the "Per-Share Shortfall"); and (iii) the Company receives notice from the Holder within five
(5) days of the expiration of the Guarantee Period of the amount of the Per-Share Shortfall, the Company shall pay to the Holder, within five (5) business days of receipt of the applicable confirmation slips, an amount, in cash or Shares of Common Stock (valued as provided in the following paragraph) at the Company's option, equal to the Per-Share Shortfall multiplied by the number of Shares sold during the Guarantee Period (the "Shortfall Amount").

          In the event the Company elects to pay the Shortfall Amount under the preceding paragraph in Shares of Common Stock (the "Shortfall Shares"), the number of Shortfall Shares to be delivered to the Holder shall be determined by dividing the Shortfall Amount by the average closing sales price per share of the Common Stock quoted on the Nasdaq National Market, as reported in the Wall Street Journal (Western Edition), for the five (5) trading days immediately prior to the last business day before the date on which the Company delivers the Shortfall Shares to the Holder. Any Shortfall Shares so delivered shall also be freely transferable for a period of 30 days from the date of their payment by such Holder pursuant to an effective registration statement under the Act covering the resale by such Holder of the Shares and approved for listing on the Nasdaq National Market or the securities exchange on which the Common Stock is then listed or traded. The provisions of the fourth and fifth paragraphs of this Promissory Note shall apply, mutatis mutandis, to the registration under the Act of such Shortfall Shares.

          The Company agrees to reimburse, to the extent permitted by law, the Holder, its directors, officers, employees and agents, and each person, if any, who controls the Holder within the meaning of the Act, for any and all losses, claims, damages, expenses and liabilities to which they or any of them may become subject under the Act or any other statute or common law or otherwise by reason of its offer and sale of the Shares or Shortfall Shares, and to reimburse the Holder for any reasonable legal or other expenses actually and reasonably incurred in connection with investigating any claims and defending any actions, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of, or are based upon:

               (i) any untrue statement of a material fact or any alleged untrue statement of a material fact contained in or incorporated by reference in the Registration Statement or any post-effective amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or

               (ii) any untrue statement of a material fact or any alleged untrue statement of a material fact contained or incorporated by reference in the Resale Prospectus (as amended or supplemented if the Company shall have filed with the Securities and Exchange Commission any amendment or supplement thereto), if used within the period during which the Company is required to keep the Registration Statement and Resale Prospectus current, or the omission or alleged omission to state therein a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading;

provided, however, that the Company's obligations contained herein shall not apply to losses, claims, damages, expenses, liabilities, or actions arising out of, or based upon any such untrue statement or any such omission or alleged omission, if such statement or omission was made in reliance upon, and in conformity with, information relating to the Holder furnished to the Company by the Holder expressly for use in connection with the preparation of the Registration Statement or any Resale Prospectus or any such amendment or supplement thereto.

          The Holder, by its acceptance of this Promissory Note, shall (in the same manner and to the same extent as set forth in the preceding paragraph), reimburse, to the extent permitted by law, the Company, its directors, officers, employees and agents, and each person, if any, who controls the Company within the meaning of the Act, if such statement or omission was made in reliance upon and in conformity with information relating to the Holder furnished to the Company by the Holder expressly for use in connection with the preparation of the Registration Statement or the Resale Prospectus or any amendment or supplement thereto.

          Any person entitled to reimbursement hereunder will (i) give written notice to the reimbursing party of any claim with respect to which it seeks reimbursement within 14 days of the person entitled to reimbursement receiving notice thereof (provided, however, that any failure by a person entitled to reimbursement hereunder to give such prompt written notice shall not adversely affect such person's rights hereunder unless and then only to the extent that such failure prejudices the rights of the reimbursing party hereunder) and (ii) unless in such party's reasonable judgment a conflict or interest between such party and the reimbursing parties may exist with respect to such claim, permit such reimbursing party to assume the defense of such claim with counsel reasonably satisfactory to the party being reimbursed. If such defense is assumed, the reimbursing party will not be subject to any liability for any settlement made by the party being reimbursed without its consent (but such consent will not be unreasonably withheld). A reimbursing party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties being reimbursed by such reimbursing party with respect to such claim, unless in the reasonable judgment of such counsel a conflict of interest may exist between such party being reimbursed and any other of such reimbursed parties with respect to such claim.

          If the reimbursement provided for herein is unavailable to or insufficient to hold harmless the party being reimbursed under the second and third preceding paragraphs in respect of any losses, claims, damages, expenses or liabilities referred to therein, then each applicable reimbursing party, in lieu of reimbursing such party, shall contribute to the amount paid or payable by such party being reimbursed as a result of such losses, claims, damages, expenses, or liabilities in such proportion as is appropriate to reflect the relative fault of the Holder and the Company in connection with the statements or omissions which resulted in such losses, claims, damages, expenses, or liabilities. The relative fault of the Holder and the Company shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the

Holder or by the Company, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, expenses, and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The Holder, by its acceptance hereof, and the Company agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          As used herein, the term "Affiliate" means, with respect to any specified person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person, for the purposes of this definition, "control" when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          The occurrence of any one of the following events shall constitute an event of default ("Event of Default") under this Note: (a) if the undersigned fails to pay the principal of this Note at the time and place when the same is due and payable, (b) if the undersigned fails to pay any interest payment or Shortfall Amount on this Note at the time and place when the same is due and such default continues for a period of five days following receipt of notice of non-payment, (c) if the undersigned breaches any covenant contained in this Note other than the covenants to pay principal, and interest or the Shortfall Amount and such breach is not cured within 10 business days of written notice thereof, or (d) if the undersigned shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting the material allegations of a petition filed against it in any such proceeding, or if, within 60 days after the commencement of any proceeding against the undersigned seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed or if, within 60 days after the appointment without the consent or acquiescence of the undersigned of any trustee, receiver or liquidator of the undersigned or of all or any substantial part of its properties, such appointment shall not have been vacated.

          If an Event of Default has occurred (whether or not it is continuing), then the holder of this Note shall have the right at its sole option and in addition to any other available remedy, to declare this Note to be due and payable, whereupon the same shall forthwith mature and become due and payable without presentment, demand, protest or notice, all of which are hereby waived. In the case of an Event of Default, all payments of principal, interest, the Shortfall Amount or other payments under this Note, shall be made in Cash. In case of a default in the payment of any principal of, or interest on, this Note, the undersigned will pay the holder hereof such further amount as shall be sufficient to cover the reasonable cost and expense of collection, including without limitation reasonable attorneys' fees. No course of dealing and no delay on the part of the holder hereof in exercising any right shall operate as a waiver thereof or otherwise prejudice such holder's rights. The rights and remedies of the holder hereof are cumulative and are not exclusive of any rights or remedies it would otherwise have.

          The Company covenants and agrees, and each holder of this Promissory Note, whether upon original issue or upon transfer or assignment hereof, by such holder's acceptance hereof likewise covenants and agrees, that upon the payment or distribution of the assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, total or partial liquidation or reorganization of the Company (whether voluntary or involuntary, or in bankruptcy, insolvency, reorganization, liquidation, receivership proceedings, or upon an assignment for the benefit of creditors, or any other marshaling of the assets and liabilities of the Company, or otherwise), all Senior Indebtedness shall first be paid in full, in cash, or have provision made for such payment, before any payment (other than in Shares of Common Stock) is made other than in Shares of Common Stock on account of the principal of or interest or Shortfall Amount on or other amounts due in respect of the indebtedness evidenced by this Promissory Note. As used herein, the term "Senior Indebtedness" means the principal of and premium, if any, and interest (including, without limitation, any interest accruing subsequent to the filing of a petition or other action concerning bankruptcy or other similar proceedings, whether or not constituting an allowed claim in any such proceedings) on, and fees, costs, enforcement expenses (including legal fees and disbursements), collateral protection expenses and other reimbursement or indemnity obligations in respect of, all indebtedness or obligations of the Company to banks and other lending institutions for money borrowed or in respect of credit or other banking or lease financing facilities, whether presently outstanding or hereafter incurred or created and including any extensions, renewals, modifications or amendments thereof, including, without limitation, under (i) the Secured Revolving Credit Agreement dated as of December 9, 1996 among the Company, Bankers Trust Company, as Documentation Agent, Bank of America Illinois, as Agent, and the Lenders named therein, (ii) the Facilities Agreement dated as of December 9, 1996 among the Company, Bank of America Illinois, as Agent for Certain Lenders and General Electric Capital Corporation,
(iii) Master Lease Agreement dated as of September 27, 1995 between the Company and General Electric Capital Corporation, for itself and as agent for other participants, as amended, and (iv) Master Lease Agreement No. 2 dated as of December 9, 1996, between the Company and General Electric Capital Corporation, for itself and as agent for other participants, and (v) any renewals, extensions, refundings, restructurings, amendments or modifications of the facilities referred to in (i), (ii), (iii) or (iv).

          Upon the happening of a default in payment (whether at maturity or at a date fixed for prepayment or by acceleration or otherwise) of the principal of or interest on any Senior Indebtedness, as such default is defined under or in respect of such senior Indebtedness or in any agreement pursuant to which such Senior Indebtedness has been incurred (the relevant "Senior Debt Agreement"), then, unless and until the amount of such Senior Indebtedness then due shall have been paid in full or provision made therefor in a manner satisfactory to the holders of such

Senior Indebtedness, or such default shall have been cured or waived or shall have ceased to exist, the Company shall not pay principal of or interest or the Shortfall Amount on this Promissory Note and shall not repurchase, redeem or otherwise retire this Promissory Note, in either case other than in or for Shares of Common Stock (collectively, "payment of this Promissory Note").

          Upon the happening of an event of default with respect to any Senior Indebtedness (other than under circumstances described in the immediately preceding paragraph of this Promissory Note are applicable), as such event of default is defined under the relevant Senior Debt Agreement, permitting the holders thereof to immediately accelerate the maturity thereof, and upon written notice thereof given to the Company and the Holder by any holders of such Senior Indebtedness or their representative or any trustee therefor (a "Default Notice"), then, unless and until such event of default shall have been cured or waived in writing by the holders of such Senior Indebtedness or shall have ceased to exist, no direct or indirect payment of this Promissory Note shall be made; provided, however, that this paragraph shall not prevent the making of any such payment (which is not otherwise prohibited by the immediately preceding paragraph of this Promissory Note) for more than 89 days after the Default Notice shall have been given unless the Senior Indebtedness in respect of which such event of default exists has been declared due and payable in its entirety, in which case no such payment may be made until such acceleration has been waived, rescinded or annulled, or such Senior Indebtedness shall have been paid in full, or payment thereof shall be duly provided for in cash or in any other manner than one Default Notice shall be given with respect to the same issue of Senior Indebtedness within a period 360 consecutive days, and no event of default which existed or was continuing on the date of any Default Notice and was known to the holders of such issue of Senior Indebtedness shall be made the basis for the giving of a subsequent Default Notice by the holders of such issue of Senior Indebtedness.

          In the event that, notwithstanding the foregoing three paragraphs of this Promissory Note, any payment of this Promissory Note shall be made or on behalf of the Company and received by the Holder, then, unless and until the amount of such Senior Indebtedness then due shall have been paid in full or provision made therefor or such default shall have been cured or waived, such payment shall be held in trust for the benefit of, and shall be immediately paid over to, the holders of Senior Indebtedness or their representative or any trustee therefor ratably according to the aggregate amounts remaining unpaid on account of the principal of and interest on, and fees and other charges in respect of, the Senior Indebtedness held or represented by each, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of Senior Indebtedness.

          The undersigned shall have the right to prepay in whole or in part, and from time to time, the remaining unpaid principal balance hereunder, without penalty. The undersigned hereby waives presentment for payment, notice of dishonor, protest and notice of protest.

          This Note shall be governed by and construed in accordance with the laws of the State of Colorado.

                                                 BOSTON CHICKEN, INC.


                                                    By     /s/ Paul A. Strasen
                                                       -------------------------
                                                       Vice President

          NEITHER THIS PROMISSORY NOTE NOR THE SHARES DESCRIBED IN THIS PROMISSORY NOTE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE AND THEY MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THIS PROMISSORY NOTE AND UNLESS EITHER (A) THEY ARE REGISTERED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR (B) BOSTON CHICKEN, INC. HAS RECEIVED EVIDENCE SATISFACTORY TO IT THAT SUCH PROPOSED DISPOSITION IS EXEMPT FROM SUCH REGISTRATION.

          THE UNDERSIGNED WAIVES THE RIGHT TO ASSERT AGAINST ANY ASSIGNEE OF THE HOLDER, OR ANY SUBSEQUENT ASSIGNEE, ANY DEFENSE, COUNTERCLAIM, OR SETOFF THAT THE UNDERSIGNED COULD ASSERT AGAINST THE HOLDER IN AN ACTION BROUGHT BY THE HOLDER UPON THIS NOTE OTHER THAN ANY DEFENSE, COUNTERCLAIM, OR SETOFF TO WHICH A HOLDER IN DUE COURSE WOULD BE SUBJECT UNDER THE COLORADO UNIFORM COMMERCIAL CODE.

                                PROMISSORY NOTE


$3,181,480.000                                              August 27, 1997
                                                            Golden, Colorado


          For value received, the undersigned hereby promises to pay to the order of Saad J. Nadhir (the "Holder"), on September 26, 1998, the principal amount of $3,181,480.00, together with interest thereon as provided herein.

          This Note shall bear interest at a rate of 9.5% per annum. Interest shall be payable quarterly on March 31, June 30, September 30 and December 31 of each year and at maturity. Interest shall be calculated for actual days elapsed on the basis of a 360-day year. If any payment of principal of, or interest on, or any other amount owed by the undersigned under this Note becomes due and payable on other than a Business Day (as defined below), the maturity thereof shall be extended to the next succeeding Business Day. The term "Business Day" means any day that is not a Saturday, Sunday or legal holiday in Golden, Colorado on which banks are not authorized or required to be closed.

          This Note shall be payable at the offices of Boston Chicken, Inc. (the "Company"), 14123 Denver West Parkway, Golden, Colorado, or such other place in the United States of America as the lawful holder hereof may from time to time in writing designate.

          The principal amount of this Note and any accrued interest due on the payment date or otherwise may be paid at the Company's option in (x) lawful money of the United States of

America in immediately available funds (the "Cash"), (y) shares (the "Shares") of common stock, $.01 par value per share, of the Company (the "Common Stock") valued at the average of the closing sales prices per share of the Common Stock quoted on the Nasdaq National Market, or, in the event the Common Stock is not quoted on the Nasdaq National Market, on such other securities exchange on which the Common Stock is then traded, as reported in the Wall Street Journal (Western Edition), for the five (5) trading days immediately prior to the second Business Day before the date of payment (the "Average Price"), freely transferable by such Holder for a period of at least 30 days from the date on which the Shares are delivered to or for the account of the Holder (the "Date of Payment"), if such Holder is not an Affiliate (as hereinafter defined) of the Company, or for a period of 365 days from the Date of Payment, if such Holder is an Affiliate of the Company, pursuant to an effective registration statement under the Act covering the resale by such Holder of the Shares (the "Registration Statement") and approved for listing on the Nasdaq National Market or such other securities exchange on which the Common Stock is then listed or traded or (z) a combination of Cash and Shares, determined with reference to the preceding clauses (x) and
(y).

          If during the 30-day period or 365-day period, as applicable, after the Date of Payment there occurs any development or event which requires an amendment to the Registration Statement or a supplement to the related prospectus (the "Resale Prospectus") (in each case as amended or supplemented) so that they will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading: (i) the Company shall immediately notify the Holder of the occurrence of such development or event; (ii) upon receipt of such notice, the Holder shall discontinue dispositions of the Shares until the Holder shall have received copies of the amended or supplemented Resale Prospectus contemplated above or been advised by the Company in writing that use of the Resale Prospectus may be resumed; (iii) as promptly as practicable, but not later than one hundred twenty (120) days after such notice, the Company shall take such action as is necessary to amend the Registration Statement or supplement the prospectus to permit sales of the Shares to be made thereunder and shall furnish such amended or supplemented Resale Prospectus in reasonable quantities (as thereafter deliverable to the purchasers of Shares) to the Holder so that such Resale Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; and (iv) the 30-day period or 365-day period, as applicable, shall be extended by the number of days during which the Holder is required to discontinue dispositions of the Shares, but such extension shall not increase the respective periods beyond a total of 30 days or 365 days, as the case may be.

          In the event (i) the Holder is not an Affiliate of the Company and the Holder sells all of the Shares delivered to the Holder in connection with any payment of principal and/or interest as provided in the fourth paragraph of this Note within the first ten (10) trading days on which the Nasdaq National Market is open for business immediately following the Date of Payment (the "Guarantee Period") for cash in one or more bona fide broker's or market maker transactions in accordance with Rule 145 under the 1933 Act, through or to Merrill Lynch, Pierce, Fenner and Smith Incorporated ("Merrill Lynch"), to one or more persons not affiliated with, related to, or associated with the Holder, in which the Holder has instructed Merrill Lynch to make a good faith effort to maximize the selling price; (ii) the average price per share received in such sales, net of broker's commissions, is less than the Average Price (such difference being referred to herein as the "Per-Share Shortfall"); and (iii) the Company receives notice from the Holder within five
(5) days of the expiration of the Guarantee Period of the amount of the Per-Share Shortfall, the Company shall pay to the Holder, within five (5) business days of receipt of the applicable confirmation slips, an amount, in cash or Shares of Common Stock (valued as provided in the following paragraph) at the Company's option, equal to the Per-Share Shortfall multiplied by the number of Shares sold during the Guarantee Period (the "Shortfall Amount").

          In the event the Company elects to pay the Shortfall Amount under the preceding paragraph in Shares of Common Stock (the "Shortfall Shares"), the number of Shortfall Shares to be delivered to the Holder shall be determined by dividing the Shortfall Amount by the average closing sales price per share of the Common Stock quoted on the Nasdaq National Market, as reported in the Wall Street Journal (Western Edition), for the five (5) trading days immediately prior to the last business day before the date on which the Company delivers the Shortfall Shares to the Holder. Any Shortfall Shares so delivered shall also be freely transferable for a period of 30 days from the date of their payment by such Holder pursuant to an effective registration statement under the Act covering the resale by such Holder of the Shares and approved for listing on the Nasdaq National Market or the securities exchange on which the Common Stock is then listed or traded. The provisions of the fourth and fifth paragraphs of this Promissory Note shall apply, mutatis mutandis, to the registration under the Act of such Shortfall Shares.

          The Company agrees to reimburse, to the extent permitted by law, the Holder, its directors, officers, employees and agents, and each person, if any, who controls the Holder within the meaning of the Act, for any and all losses, claims, damages, expenses and liabilities to which they or any of them may become subject under the Act or any other statute or common law or otherwise by reason of its offer and sale of the Shares or Shortfall Shares, and to reimburse the Holder for any reasonable legal or other expenses actually and reasonably incurred in connection with investigating any claims and defending any actions, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of, or are based upon:

               (i) any untrue statement of a material fact or any alleged untrue statement of a material fact contained in or incorporated by reference in the Registration Statement or any post-effective amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or

               (ii) any untrue statement of a material fact or any alleged untrue statement of a material fact contained or incorporated by reference in the Resale Prospectus (as amended or supplemented if the Company shall have filed with the Securities and Exchange Commission any amendment or supplement thereto), if used within the period during which the Company is required to keep the Registration Statement and Resale Prospectus current, or the omission or alleged omission to state therein a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading;

provided, however, that the Company's obligations contained herein shall not apply to losses, claims, damages, expenses, liabilities, or actions arising out of, or based upon any such untrue statement or any such omission or alleged omission, if such statement or omission was made in reliance upon, and in conformity with, information relating to the Holder furnished to the Company by the Holder expressly for use in connection with the preparation of the Registration Statement or any Resale Prospectus or any such amendment or supplement thereto.

          The Holder, by its acceptance of this Promissory Note, shall (in the same manner and to the same extent as set forth in the preceding paragraph), reimburse, to the extent permitted by law, the Company, its directors, officers, employees and agents, and each person, if any, who controls the Company within the meaning of the Act, if such statement or omission was made in reliance upon and in conformity with information relating to the Holder furnished to the Company by the Holder expressly for use in connection with the preparation of the Registration Statement or the Resale Prospectus or any amendment or supplement thereto.

          Any person entitled to reimbursement hereunder will (i) give written notice to the reimbursing party of any claim with respect to which it seeks reimbursement within 14 days of the person entitled to reimbursement receiving notice thereof (provided, however, that any failure by a person entitled to reimbursement hereunder to give such prompt written notice shall not adversely affect such person's rights hereunder unless and then only to the extent that such failure prejudices the rights of the reimbursing party hereunder) and (ii) unless in such party's reasonable judgment a conflict or interest between such party and the reimbursing parties may exist with respect to such claim, permit such reimbursing party to assume the defense of such claim with counsel reasonably satisfactory to the party being reimbursed. If such defense is assumed, the reimbursing party will not be subject to any liability for any settlement made by the party being reimbursed without its consent (but such consent will not be unreasonably withheld). A reimbursing party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties being reimbursed by such reimbursing party with respect to such claim, unless in the reasonable judgment of such counsel a conflict of interest may exist between such party being reimbursed and any other of such reimbursed parties with respect to such claim.

          If the reimbursement provided for herein is unavailable to or insufficient to hold harmless the party being reimbursed under the second and third preceding paragraphs in respect of any losses, claims, damages, expenses or liabilities referred to therein, then each applicable reimbursing party, in lieu of reimbursing such party, shall contribute to the amount paid or payable by such party being reimbursed as a result of such losses, claims, damages, expenses, or liabilities in such proportion as is appropriate to reflect the relative fault of the Holder and the Company in connection with the statements or omissions which resulted in such losses, claims, damages, expenses, or liabilities. The relative fault of the Holder and the Company shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the

Holder or by the Company, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, expenses, and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The Holder, by its acceptance` hereof, and the Company agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          As used herein, the term "Affiliate" means, with respect to any specified person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person, for the purposes of this definition, "control" when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          The occurrence of any one of the following events shall constitute an event of default ("Event of Default") under this Note: (a) if the undersigned fails to pay the principal of this Note at the time and place when the same is due and payable, (b) if the undersigned fails to pay any interest payment or Shortfall Amount on this Note at the time and place when the same is due and such default continues for a period of five days following receipt of notice of non-payment, (c) if the undersigned breaches any covenant contained in this Note other than the covenants to pay principal, and interest or the Shortfall Amount and such breach is not cured within 10 business days of written notice thereof, or (d) if the undersigned shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting the material allegations of a petition filed against it in any such proceeding, or if, within 60 days after the commencement of any proceeding against the undersigned seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed or if, within 60 days after the appointment without the consent or acquiescence of the undersigned of any trustee, receiver or liquidator of the undersigned or of all or any substantial part of its properties, such appointment shall not have been vacated.

          If an Event of Default has occurred (whether or not it is continuing), then the holder of this Note shall have the right at its sole option and in addition to any other available remedy, to declare this Note to be due and payable, whereupon the same shall forthwith mature and become due and payable without presentment, demand, protest or notice, all of which are hereby waived. In the case of an Event of Default, all payments of principal, interest, the Shortfall Amount or other payments under this Note, shall be made in Cash. In case of a default in the payment of any principal of, or interest on, this Note, the undersigned will pay the holder hereof such further amount as shall be sufficient to cover the reasonable cost and expense of collection, including without limitation reasonable attorneys' fees. No course of dealing and no delay on the part of the holder hereof in exercising any right shall operate as a waiver thereof or otherwise prejudice such holder's rights. The rights and remedies of the holder hereof are cumulative and are not exclusive of any rights or remedies it would otherwise have.

          The Company covenants and agrees, and each holder of this Promissory Note, whether upon original issue or upon transfer or assignment hereof, by such holder's acceptance hereof likewise covenants and agrees, that upon the payment or distribution of the assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, total or partial liquidation or reorganization of the Company (whether voluntary or involuntary, or in bankruptcy, insolvency, reorganization, liquidation, receivership proceedings, or upon an assignment for the benefit of creditors, or any other marshaling of the assets and liabilities of the Company, or otherwise), all Senior Indebtedness shall first be paid in full, in cash, or have provision made for such payment, before any payment (other than in Shares of Common Stock) is made other than in Shares of Common Stock on account of the principal of or interest or Shortfall Amount on or other amounts due in respect of the indebtedness evidenced by this Promissory Note. As used herein, the term "Senior Indebtedness" means the principal of and premium, if any, and interest (including, without limitation, any interest accruing subsequent to the filing of a petition or other action concerning bankruptcy or other similar proceedings, whether or not constituting an allowed claim in any such proceedings) on, and fees, costs, enforcement expenses (including legal fees and disbursements), collateral protection expenses and other reimbursement or indemnity obligations in respect of, all indebtedness or obligations of the Company to banks and other lending institutions for money borrowed or in respect of credit or other banking or lease financing facilities, whether presently outstanding or hereafter incurred or created and including any extensions, renewals, modifications or amendments thereof, including, without limitation, under (i) the Secured Revolving Credit Agreement dated as of December 9, 1996 among the Company, Bankers Trust Company, as Documentation Agent, Bank of America Illinois, as Agent, and the Lenders named therein, (ii) the Facilities Agreement dated as of December 9, 1996 among the Company, Bank of America Illinois, as Agent for Certain Lenders and General Electric Capital Corporation,
(iii) Master Lease Agreement dated as of September 27, 1995 between the Company and General Electric Capital Corporation, for itself and as agent for other participants, as amended, and (iv) Master Lease Agreement No. 2 dated as of December 9, 1996, between the Company and General Electric Capital Corporation, for itself and as agent for other participants, and (v) any renewals, extensions, refundings, restructurings, amendments or modifications of the facilities referred to in (i), (ii), (iii) or (iv).

          Upon the happening of a default in payment (whether at maturity or at a date fixed for prepayment or by acceleration or otherwise) of the principal of or interest on any Senior Indebtedness, as such default is defined under or in respect of such senior Indebtedness or in any agreement pursuant to which such Senior Indebtedness has been incurred (the relevant "Senior Debt Agreement"), then, unless and until the amount of such Senior Indebtedness then due shall have been paid in full or provision made therefor in a manner satisfactory to the holders of such

Senior Indebtedness, or such default shall have been cured or waived or shall have ceased to exist, the Company shall not pay principal of or interest or the Shortfall Amount on this Promissory Note and shall not repurchase, redeem or otherwise retire this Promissory Note, in either case other than in or for Shares of Common Stock (collectively, "payment of this Promissory Note").

          Upon the happening of an event of default with respect to any Senior Indebtedness (other than under circumstances described in the immediately preceding paragraph of this Promissory Note are applicable), as such event of default is defined under the relevant Senior Debt Agreement, permitting the holders thereof to immediately accelerate the maturity thereof, and upon written notice thereof given to the Company and the Holder by any holders of such Senior Indebtedness or their representative or any trustee therefor (a "Default Notice"), then, unless and until such event of default shall have been cured or waived in writing by the holders of such Senior Indebtedness or shall have ceased to exist, no direct or indirect payment of this Promissory Note shall be made; provided, however, that this paragraph shall not prevent the making of any such payment (which is not otherwise prohibited by the immediately preceding paragraph of this Promissory Note) for more than 89 days after the Default Notice shall have been given unless the Senior Indebtedness in respect of which such event of default exists has been declared due and payable in its entirety, in which case no such payment may be made until such acceleration has been waived, rescinded or annulled, or such Senior Indebtedness shall have been paid in full, or payment thereof shall be duly provided for in cash or in any other manner than one Default Notice shall be given with respect to the same issue of Senior Indebtedness within a period 360 consecutive days, and no event of default which existed or was continuing on the date of any Default Notice and was known to the holders of such issue of Senior Indebtedness shall be made the basis for the giving of a subsequent Default Notice by the holders of such issue of Senior Indebtedness.

          In the event that, notwithstanding the foregoing three paragraphs of this Promissory Note, any payment of this Promissory Note shall be made or on behalf of the Company and received by the Holder, then, unless and until the amount of such Senior Indebtedness then due shall have been paid in full or provision made therefor or such default shall have been cured or waived, such payment shall be held in trust for the benefit of, and shall be immediately paid over to, the holders of Senior Indebtedness or their representative or any trustee therefor ratably according to the aggregate amounts remaining unpaid on account of the principal of and interest on, and fees and other charges in respect of, the Senior Indebtedness held or represented by each, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of Senior Indebtedness.

          The undersigned shall have the right to prepay in whole or in part, and from time to time, the remaining unpaid principal balance hereunder, without penalty.

          The undersigned hereby waives presentment for payment, notice of dishonor, protest and notice of protest.

          This Note shall be governed by and construed in accordance with the laws of the State of Colorado.

                                             BOSTON CHICKEN, INC.



                                               By  /s/ Paul A. Strasen
                                                  ----------------------------
                                                  Vice President